Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

38. Subsequent Events

On February 6, 2013, we announced that we have entered into an asset purchase agreement with Biogen Idec to transfer to Biogen Idec all Tysabri IP and other assets related to Tysabri. As a result of this transaction, Biogen Idec will have sole authority over and exclusive worldwide rights to the development, manufacturing and commercialization of Tysabri. In accordance with the terms of the transaction, upon consummation of the transaction, the existing collaboration arrangements with Biogen Idec will be terminated and Biogen Idec will pay to us an upfront payment of $3.25 billion and continuing royalties on Tysabri in-market sales. We will earn a royalty of 12% of global net sales of Tysabri during the first 12 months following the closing of the transaction. Thereafter, we will earn a royalty of 18% of global net sales up to $2.0 billion each year, and a 25% royalty on annual global net sales above $2.0 billion. The transaction is expected to close in the first half of 2013, subject to the satisfaction of certain conditions, including customary regulatory approvals.

On January 31, 2013, we announced that we had agreed to sell all of our remaining 7.75 million ordinary shares of Alkermes plc. The sale closed on February 6, 2013 and we received proceeds of $169.7 million. We will recognize a realized gain on the disposal of the Alkermes plc available-for-sale investment of $43.2 million.